Exhibit 10.4

EXECUTION VERSION

CONSOL AMENDED AND RESTATED CONTINUING AGREEMENT OF

GUARANTY AND SURETYSHIP

This CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship (this “Guaranty”), dated as of April 12, 2011, is jointly and severally given by EACH OF THE UNDERSIGNED and EACH OF THE OTHER PERSONS which becomes a Guarantor hereunder from time to time (each a “Guarantor” and collectively the “Guarantors”) in favor of PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent for the Lenders, as defined below (the “Administrative Agent”), in connection with that certain Credit Agreement, dated as of the date hereof, by and among, CNX Gas Corporation, a Delaware corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Administrative Agent, Bank of America, N.A. as Syndication Agent, and the Lenders now or hereafter party thereto (as amended, restated, modified, or supplemented from time to time hereafter, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Guaranty. This is the “CONSOL Guaranty Agreement” referred to in the Credit Agreement.

1. Guarantied Obligations. To induce the Administrative Agent and the Lenders to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby jointly and severally unconditionally, and irrevocably, guaranties to the Administrative Agent and each Lender, and becomes surety, as though it was a primary obligor for, the full, strict and indefeasible payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar laws of any country or jurisdiction) of: (i) all Obligations, including, without limiting the generality of the foregoing, all obligations, liabilities, and indebtedness from time to time of the Borrower or any other Guarantor to the Administrative Agent or any of the Lenders, under or in connection with the Credit Agreement, any other Loan Document, or any Specified Hedge Agreement or Other Lender Provided Financial Service Product, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to any of the Loan Parties or that would have arisen or accrued but for the commencement of such proceeding (including without limitation, interest after default), even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents, or any Specified Hedge Agreement or Other Lender Provided Financial Service Product, from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents, or any Specified Hedge Agreement or Other Lender Provided Financial Service Product, or are made in circumstances in which any condition to extension of credit is not satisfied), (ii) any obligation or liability of any of the Loan Parties arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Administrative Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Administrative Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (iii) any amendments, extensions, renewals and increases of or to any of the foregoing (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”). Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if the Administrative Agent or any of the Lenders (or any one or more assignees or transferees thereof) from time to time assigns or otherwise transfers all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person as provided by the Loan Documents, by the Specified Hedge Agreements or by the Other Lender Provided Financial Service Products. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows:

2. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations when due and payable, after the expiration of any applicable cure periods, immediately upon demand of the Administrative Agent and the Lenders or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in U.S. Dollars and shall be made without setoff, counterclaim, withholding, or other deduction of any nature. Each Guarantor further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Lender in favor of any Borrower or any other person.

3. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by any Lender, the Administrative Agent, or the Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity, except for, and to the extent of, payment and performance of the Guaranteed Obligations. Each of the Guarantors agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, the Specified Hedge Agreements and the Other Lender Provided Financial Service Products. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents, Specified Hedge Agreements or Other Lender Provided Financial Service Products, or any rights of the Administrative Agent or the Lenders or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of the Guarantied Obligations (whether or not contemplated by the Loan Documents, Specified Hedge Agreements or Other Lender Provided Financial Service Products as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents, Specified Hedge Agreements or Other Lender Provided Financial Service Products; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

(c) Any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, Specified Hedge Agreements or Other Lender Provided Financial Service Products, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d) Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Administrative Agent or the Lenders, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Administrative Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other Person with respect to any Loan Document or any of the Guarantied Obligations, other than, and to the extent of, payment and performance of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; and

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

Each Guarantor acknowledges, consents, and agrees that new Guarantors may join in this Guaranty pursuant to Section 17 hereof, and each Guarantor affirms that its obligations shall continue hereunder undiminished.

4. Waivers, etc. Each of the Guarantors hereby waives any defense to (other than, and to the extent of, the defense of prior payment and performance of the Guarantied Obligations) or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable law, each Guarantor waives each of the following:

(a) Except as may be expressly contemplated by the Credit Agreement or the other Loan Documents, Specified Hedge Agreements or Other Lender Provided Financial Service Products, all notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or the Lenders, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied

Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document, Specified Hedge Agreement or Other Lender Provided Financial Service Product, and any requirement that any Guarantor receive notice of any such acceptance;

(c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Administrative Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

(d) Any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5. Reinstatement. This Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon Payment In Full, and provided that none of the other obligations referred to in Section 1(ii) hereof are then in default, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Lender or the Administrative Agent upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Borrower or for any other reason whatsoever, all as though such payment had not been made and was due and owing.

6. Subrogation. Each Guarantor waives and agrees that it will not exercise any rights against the Borrower or any other Guarantor arising in connection with, or any Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until Payment In Full. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any of the Guarantors hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Paragraph) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

(b) Payment of Other Taxes by any Guarantor. Without limiting the provisions of Paragraph (a) above, each Guarantor shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

(c) Indemnification by the Guarantors. Each Guarantor shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Paragraph) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to such Guarantor by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

(d) Certificate. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Guarantor to an Official Body, such Guarantor shall deliver to the Administrative Agent, the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Tax Provisions Incorporated By Reference. Notwithstanding the foregoing, with respect to any and all payments by or on account of any obligation of the Guarantors hereunder, the provisions of Section 5.8 [Taxes] of the Credit Agreement are cross-referenced, incorporated herein and shall apply to the Administrative Agent, each Lender, Issuing Lender and any Guarantor as if such Guarantor is, in fact, the Borrower; provided, however, that no Guarantor shall have any obligation under this Section 8 [Taxes] in excess of such Guarantor’s Guarantied Obligations.

9. Representations and Warranties. Each Guarantor makes the representations and warranties set forth in Section 6.1.1, 6.1.4, 6.1.5, 6.1.6, 6.1.14, 6.1.15, 6.1.17 and 6.1.22 of the Credit Agreement, mutatis mutandis, as to itself and its Subsidiaries as if it were a “Loan Party” referred to thereunder.

10. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to the Credit Agreement and in the manner provided in Section 11.5.1 [Notices Generally] of the Credit Agreement or in a Joinder. The Administrative Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Administrative Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

11. Counterparts; Telecopy Signatures. This Guaranty may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Administrative Agent) shall be effective as delivery of a manually executed signature page to this Guaranty.

12. Setoff, Default Payments by Borrower.

(a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Administrative Agent and the Lenders, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Lender or the Administrative Agent, or any subsidiary or affiliate of any Lender or the Administrative Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Administrative Agent or any Lender or any subsidiary or affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Administrative Agent or the Lenders, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Administrative Agent and the Lenders, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Administrative Agent or any of the Lenders. The rights of the Administrative Agent and the Lenders under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Administrative Agent and the Lenders, or any of them, may have, and nothing in this Guaranty or in any other Loan Document, Specified Hedge Agreement or Other Lender Provided Financial Service Product shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Administrative Agent and the Lenders, or any of them. Each of the Guarantors hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of the Administrative Agent or any of the Lenders and any holder of a participation in any obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Administrative Agent and the Lenders as provided in this Section (regardless whether such affiliate or participant otherwise would be deemed a creditor of any Guarantor).

(b) Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of the Borrower, such amount shall be held in trust for the benefit of each Lender and the Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guarantied Obligations when due and payable.

13. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

14. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative Agent and the Lenders, or any of them, and their successors and assigns except that no Guarantor may assign or transfer any of its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement. Without limitation of the foregoing, the Administrative Agent and the Lenders, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other Person as provided and permitted by the Credit Agreement and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents, Specified Hedge Agreements or Other Lender Provided Financial Service Products) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Administrative Agent and the Lenders in this Guaranty or otherwise.

15. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Guaranty shall be governed by, construed, and enforced in accordance with the internal laws of the State of New York, without regard to its conflict of laws principles.

(b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAVIER OF JURY TRIAL.

(i) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES

DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(ii) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 15. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(iii) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(iv) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO

ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

16. Severability; Modification to Conform to Law.

(a) The provisions of this Guaranty are intended to be severable. If any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b) Without limitation of the preceding Subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Administrative Agent or any of the Lenders or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(i) the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents, the Specified Hedge Agreements and the Other Lender Provided Financial Service Products, and the value of the benefits described in Section 19(b) hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents, the Specified Hedge Agreements or Other Lender Provided Financial Service Products, or

(ii) the excess of (1) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

17. Additional Guarantors. CONSOL hereby agrees that if any Subsidiary of CONSOL (other than CNX Gas or any Subsidiary of CNX Gas) becomes a “Loan Party” or “Guarantor” under the CONSOL Credit Agreement, CONSOL shall cause such Subsidiary, concurrently therewith, to deliver to the Administrative Agent a joinder to this Guaranty in the form of Exhibit A hereto (a “Joinder”). No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

18. Joint and Several Obligations. The obligations and additional liabilities of each and every Guarantor under this Guaranty are joint and several obligations of the Guarantors, and each Guarantor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Guarantied Obligations that its liability hereunder is limited and not joint and several. Each Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Administrative Agent and the Lenders to make the Loans, and that the Administrative Agent and the Lenders are relying on each specific waiver and all such waivers in entering into this Guaranty. The undertakings of each Guarantor hereunder secure the obligations of itself and the other Guarantors. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Guarantor. Each of the Lenders and the Administrative Agent hereby reserve all rights against each Guarantor.

19. Receipt of Credit Agreement, Other Loan Documents, Benefits.

(a) Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents, any Specified Hedge Agreement and any Other Lender Provided Financial Service Product, and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents to the extent applicable to such Guarantor.

(b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Guaranty.

20. Release of Guarantor. In the event that any Guarantor ceases to be a “Loan Party” and “Guarantor” under the CONSOL Credit Agreement, such Guarantor shall currently be released from this Guaranty automatically and without further action, and this Guaranty shall, as to such Guarantor, terminate and have no further force or effect. The Administrative Agent agrees to execute an instrument evidencing such release in form and substance satisfactory to the Administrative Agent upon request of CONSOL and certification by CONSOL that such Guarantor has ceased to be a “Loan Party” and “Guarantor” under the CONSOL Credit Agreement. In connection with the merger of the Guarantor into another CONSOL Loan Party, this Guaranty will be assumed (as a matter of law) by such other CONSOL Loan Party and will, together with any Guaranty of the Guarantied Obligations by such other CONSOL Loan Party, constitute a single Guaranty.

21. Miscellaneous.

(a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof”, “herein” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision.

(b) Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and the Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Administrative Agent or the Lenders, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent and the Lenders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c) Telecommunications. Each Lender and the Administrative Agent shall be entitled to rely on the authority of any individual making any telecopy or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d) Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney’s fees, incurred by the Administrative Agent or any of the Lenders in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Lender and the Administrative Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Lender or the Administrative Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Lender or the Administrative Agent (i) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof; (ii) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or the Borrower; (iii) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Lender or the Administrative Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Borrower or the Administrative Agent or any Lender of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e) Prior Understandings. This Guaranty and the Credit Agreement supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto and relating to the transactions provided for herein and therein.

(f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Administrative Agent and the Lenders, or any of them, any extension of credit, or any other event or circumstance whatsoever.

[SIGNATURE PAGES FOLLOW]

GUARANTOR:

CONSOL ENERGY INC.

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

[SIGNATURE PAGE - CONSOL GUARANTY AGREEMENT]

IN WITNESS WHEREOF, each Guarantor, intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

GUARANTORS:

CONSOL ENERGY HOLDINGS LLC VI

By:	/s/ John M. Reilly
John M. Reilly, Vice President and Treasurer

TERRY EAGLE LIMITED PARTNERSHIP

By:	TECPART Corporation, a general partner

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Treasurer

By:	TEAGLE Company, L.L.C., a general partner

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Treasurer

GUARANTORS:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C.

AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND RESOURCES INC.

CNX MARINE TERMINALS INC.

CONSOL ENERGY SALES COMPANY

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WV LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

FOLA COAL COMPANY, L.L.C.

GLAMORGAN COAL COMPANY, L.L.C.

LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C.

MON RIVER TOWING, INC.

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PETERS CREEK MINERAL SERVICES, INC.

RESERVE COAL PROPERTIES COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

VAUGHAN RAILROAD COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

GUARANTORS:

CENTRAL OHIO COAL COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

McELROY COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

By:	/s/ Daniel S. Cangilla
Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor

CONRHEIN COAL COMPANY

By:	Consolidation Coal Company, a general partner

By:	/s/ Daniel S. Cangilla
	Name:	Daniel S. Cangilla
	Title:	Treasurer

GUARANTORS:

CONSOL FINANCIAL INC.

By:	/s/ Christopher C. Jones
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

EXHIBIT A

FORM OF CONSOL

GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS CONSOL GUARANTOR JOINDER AND ASSUMPTION AGREEMENT (“CONSOL GUARANTOR JOINDER”) is made as of                     , 20__, by __________________________________________________, a _______________ [corporation/partnership/limited liability company] (the “New Guarantor”).

Background

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of April [ ], 2011, as the same may be amended, supplemented, restated or modified from time to time (the “Credit Agreement”), by and among CNX Gas Corporation, a Delaware corporation (“Borrower”), each of the other Loan Parties now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”), PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as Syndication Agent; (ii) the CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April [    ], 2011, as the same may be amended, restated, supplemented or modified from time to time (the “Guaranty”), of CONSOL and the other CONSOL Loan Parties given to the Administrative Agent for the benefit of the Lenders; and (iii) the CONSOL Intercompany Subordination Agreement, dated as of April [ ], 2011, as the same may be amended, restated, supplemented or modified from time to time (the “CONSOL Intercompany Subordination Agreement”), among the Loan Parties and the CONSOL Loan Parties and the Administrative Agent for the benefit of the Lenders;.

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein.

New Guarantor hereby becomes a Guarantor under the terms of the Guaranty and in consideration of the value of the synergistic and other benefits received by New Guarantor as a result of being or becoming affiliated with the Borrower and the Guarantors, New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, and assumes the obligations of, a “Guarantor”, jointly and severally with the existing Guarantors under the Guaranty, a “Company” or “CONSOL Loan Party” jointly and severally with the existing “Companies” and existing “CONSOL Loan Parties” under the CONSOL Intercompany Subordination Agreement and, New Guarantor hereby agrees that from the date hereof and until Payment In Full, New Guarantor shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Guaranty and the CONSOL Intercompany Subordination Agreement, jointly and severally with the existing parties thereto. Without limiting the generality of the foregoing, New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 9 of the Guaranty is true and correct as to New Guarantor on and as of the date hereof and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, Guaranty and the CONSOL Intercompany Subordination Agreement.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, Guaranty and the CONSOL Intercompany Subordination Agreement.

In furtherance of the foregoing, upon the request of the Administrative Agent, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Administrative Agent to carry out more effectively the provisions and purposes of this CONSOL Guarantor Joinder and the other Loan Documents.

New Guarantor acknowledges and agrees that a telecopy transmission or electronic copy (with confirmation of receipt) to the Administrative Agent or any Lender of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor.

[SIGNATURE PAGE OF CONSOL GUARANTOR

JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this CONSOL Guarantor Joinder and delivered the same to the Administrative Agent for the benefit of the Lenders, as of the date and year first above written with the intention that this CONSOL Guarantor Joinder constitute a sealed instrument.

NEW GUARANTOR:

By:	_________________________________(SEAL)
Name:
Title:

Acknowledged: CNX GAS CORPORATION, as Borrower

By:
Name:
Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name: Title: